                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.

                                               /s/ SAMUEL B. CASEY, JR.
                                           ----------------------------------
                                           Samuel B. Casey, Jr.
                                           Director

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 12th day of March, 1996.

                                                /s/ RICHARD W. VIESER
                                           ----------------------------------
                                           Richard W. Vieser
                                           Director

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and in her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set her hand this 21 day of March, 1996.

                                                /s/ SYLVIA A. EARLE
                                           ----------------------------------
                                           Sylvia A. Earle
                                           Director